UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)         March 24, 2021

LAS VEGAS SANDS CORP.
(Exact name of registrant as specified in its charter)
Nevada
(State or other jurisdiction of incorporation)
001-32373		27-0099920
(Commission File Number)		(IRS Employer Identification No.)

3355 Las Vegas Boulevard South
Las Vegas,	Nevada	89109
(Address of principal executive offices)		(Zip Code)
(702) 414-1000
(Registrant's Telephone Number, Including Area Code)

NOT APPLICABLE
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.001 par value)	LVS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.			☐

ITEM 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 24, 2021, Las Vegas Sands Corp. (“LVSC”) and its wholly owned subsidiary, Las Vegas Sands, LLC (together with LVSC, the “Company”), entered into new employment agreements (together, the “Employment Agreements”) with each of Robert G. Goldstein, the Company’s Chairman and Chief Executive Officer, Patrick Dumont, the Company’s President and Chief Operating Officer, and Randy Hyzak, the Company’s Executive Vice President and Chief Financial Officer. In addition, the Company entered into a first amendment to employment agreement (the “First Amendment to Employment Agreement”) with D. Zachary Hudson, the Company’s Executive Vice President, Global General Counsel and Secretary. The Employment Agreements are each effective as of January 26, 2021, and the First Amendment to Employment Agreement is effective March 1, 2021, and all of the agreements provide for employment terms that expire on March 1, 2026.

Pursuant to his Employment Agreement, Mr. Goldstein will be eligible to receive: (i) a base salary equal to $3,000,000, (ii) an annual cash bonus opportunity equal to 200% of his base salary, subject to his achievement of performance metrics to be set annually by the Compensation Committee of the Board of Directors (the “Committee”), with payout at 85% of target if the performance criteria are achieved at the threshold payout level and payout not to exceed 115% of target if the performance criteria are achieved at the maximum payout level (together, the “85% Threshold and 115% Maximum”), (iii) an annual restricted stock unit (“RSU”) award opportunity equal to 325% of his base salary, subject to his achievement of performance metrics to be set annually by the Committee, subject to the 85% Threshold and 115% Maximum, vesting ratably over three years subject to his continued employment through each vesting date, (iv) a one-time grant of 150,000 RSUs, vesting ratably over three years subject to his continued employment through each vesting date, (v) security services, Company-owned aircraft usage for business and personal purposes, and, at his election, first class travel on commercial airlines for all business trips and first class hotel accommodations, subject in each case to income tax gross-up payments for the foregoing benefits if they are determined to be taxable income to him, (vi) subject to his execution of a release of claims, separation benefits for a termination without cause or for good reason equal to: two times the sum of his base salary plus his target bonus; any unpaid bonus for the prior year; a pro-rata target bonus for the year of termination; and immediate vesting of all previously granted equity awards, (vii) subject to his execution of a release of claims, separation benefits for a termination without cause or for good reason that occurs within twenty-four months of a change of control equal to: three times the sum of his base salary plus his target bonus; any unpaid cash bonus for the prior year; a pro-rata target bonus for the year of termination; continued participation in the Company’s health and welfare benefit plans and employer contributions to certain retirement and deferred compensation plans, if any, for two years; and immediate vesting of all previously granted equity awards, (viii) subject to his (or his estate’s) execution of a release of claims, separation benefits for a termination due to death or disability equal to: two times his base salary; any unpaid cash bonus for the prior year; and immediate vesting of all previously granted equity awards, and (ix) immediate vesting of all previously granted equity awards in the event that his employment terminates for any reason after the expiration of the employment term. Mr. Goldstein’s Employment Agreement also includes one-year non-competition and non-solicitation covenants and a perpetual confidentiality covenant.

Pursuant to his Employment Agreement, Mr. Dumont will be eligible to receive: (i) a base salary equal to $2,500,000, (ii) an annual cash bonus opportunity equal to 200% of his base salary, subject to his achievement of performance metrics to be set annually by the Committee, subject to the 85% Threshold and 115% Maximum, (iii) an annual RSU award opportunity equal to 200% of his base salary, subject to his achievement of performance metrics to be set annually by the Committee, subject to the 85% Threshold and 115% Maximum, vesting ratably over three years subject to his continued employment through each vesting date, (iv) a one-time grant of RSUs equal to 200% of his base salary, vesting ratably over three years subject to his continued employment through each vesting date, (v) security services, Company-owned aircraft usage for business and personal purposes, and, at his election, first class travel on commercial airlines for all business trips and first class hotel accommodations, subject in each case to income tax gross-up payments for the foregoing benefits if they are determined to be taxable income to him, (vi) subject to his execution of a release of claims, separation benefits for a termination without cause or for good reason equal to: one times the sum of his base salary plus his target bonus; any unpaid bonus for the prior year; a pro-rata target bonus for the year of termination; and immediate vesting of all previously granted equity awards, (vii) subject to his execution of a release of claims, separation benefits for a termination without cause or for good reason that occurs within twenty-four months of a change of control equal to: two times the sum of his base salary plus his target bonus; any unpaid cash bonus for the prior year; a pro-rata target bonus for the year of termination; continued participation in the Company’s health and welfare benefit plans and employer contributions to certain retirement and deferred compensation plans, if any, for two years; and immediate vesting of all previously granted equity awards, and (viii) subject to his (or his estate’s) execution of a release of claims, separation benefits for a termination due to death or disability equal to: one times his base salary; any unpaid cash bonus for the prior year; and immediate vesting of all previously granted equity awards. Mr. Dumont’s Employment Agreement also includes one-year non-competition and non-solicitation covenants and a perpetual confidentiality covenant.

Pursuant to his Employment Agreement, Mr. Hyzak will be eligible to receive: (i) a base salary equal to $1,200,000, (ii) an annual cash bonus opportunity equal to 125% of his base salary, subject to his achievement of performance metrics to be set annually by the Committee, subject to the 85% Threshold and 115% Maximum, (iii) an annual RSU award opportunity equal to 125% of his base salary, subject to his achievement of performance metrics to be set annually by the Committee, subject to the 85% Threshold and 115% Maximum, vesting ratably over three years subject to his continued employment through each vesting date, (iv) a one-time grant of RSUs equal to 125% of his base salary, vesting ratably over three years subject to his continued employment through each vesting date, (v) subject to his execution of a release of claims, separation benefits for a termination without cause or for good reason equal to: one times his base salary; any unpaid bonus for the prior year; a pro-rata target bonus for the year of termination; and immediate vesting of all previously granted equity awards, (vi) subject to his execution of a release of claims, separation benefits for a termination without cause or for good reason that occurs within twenty-four months of a change of control equal to: one times the sum of his base salary plus his target bonus; any unpaid cash bonus for the prior year; a pro-rata target bonus for the year of termination; continued participation in the Company’s health and welfare benefit plans and employer contributions to certain retirement and deferred compensation plans, if any, for two years; and immediate vesting of all previously granted equity awards, and (vii) subject to his (or his estate’s) execution of a release of claims, separation benefits for a termination due to death or disability equal to: one times his base salary; any unpaid cash bonus for the prior year; and immediate vesting of all previously granted equity awards. Mr. Hyzak’s Employment Agreement also includes one-year non-competition and non-solicitation covenants and a perpetual confidentiality covenant.

Pursuant to his First Amendment to Employment Agreement, Mr. Hudson will be eligible to receive: (i) a base salary equal to $1,100,000, (ii) an annual cash bonus opportunity equal to 125% of his base salary, subject to his achievement of performance metrics to be set annually by the Committee, subject to the 85% Threshold and 115% Maximum, (iii) an annual RSU award opportunity equal to 125% of his base salary, subject to his achievement of performance metrics to be set annually by the Committee, subject to the 85% Threshold and 115% Maximum, vesting ratably over three years subject to his continued employment through each vesting date and (iv) a one-time grant of RSUs equal to 125% of his base salary, vesting ratably over three years subject to his continued employment through each vesting date. Pursuant to his existing employment agreement, Mr. Hudson will be eligible to receive, subject to his execution of a release of claims, separation benefits for a termination without cause or for good reason equal to: one times his base salary and relocation per the Company’s relocation policy to a city of his choice in the continental United States. Mr. Hudson’s existing employment agreement also includes one-year non-competition and non-solicitation covenants and perpetual confidentiality, intellectual property and non-disparagement covenants.

The foregoing summaries are qualified in their entirety by reference to the complete texts of the Employment Agreements and the First Amendment to Employment Agreement, copies of which are attached as Exhibits 10.1 through 10.4 to this Current Report on Form 8-K and are incorporated herein by reference.

ITEM 9.01.	Financial Statements and Exhibits.

(d)	Exhibits
10.1+	Terms of Continued Employment, dated March 24, 2021, among Las Vegas Sands Corp., Las Vegas Sands, LLC and Robert G. Goldstein
10.2+	Terms of Continued Employment, dated March 24, 2021, among Las Vegas Sands Corp., Las Vegas Sands, LLC and Patrick Dumont
10.3+	Terms of Continued Employment, dated March 24, 2021, among Las Vegas Sands Corp., Las Vegas Sands, LLC and Randy A. Hyzak
10.4+	First Amendment to Employment Agreement, dated March 24, 2021, among Las Vegas Sands Corp., Las Vegas Sands, LLC and D. Zachary Hudson
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document
____________________
+    Denotes a management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 24, 2021

LAS VEGAS SANDS CORP.
By:	/S/ D. ZACHARY HUDSON
Name: D. Zachary Hudson Title: Executive Vice President, Global General Counsel and Secretary